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                                    Exhibit A

                            Agreement of Joint Filing

     The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of NetScreen Technologies, Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.


Dated:  February 13, 2002        Spectrum Equity Associates IV, L.P.

                                 By:   /s/ Randy J. Henderson
                                     -------------------------------------------

                                 Its:     General Partner
                                     -------------------------------------------


Dated:  February 13, 2002        Spectrum Equity Investors IV, L.P.

                                 By:   /s/ Spectrum Equity Associates IV, L.P.
                                     -------------------------------------------

                                 Its:     General Partner
                                     -------------------------------------------


                                 By:   /s/ Randy J. Henderson
                                     -------------------------------------------

                                 Its:     General Partner
                                     -------------------------------------------


Dated:  February 13, 2002        Spectrum Investors Parallel IV, L.P.

                                 By:   /s/ Spectrum Equity Associates IV, L.P.
                                     -------------------------------------------

                                 Its:     General Partner
                                     -------------------------------------------


                                 By:   /s/ Randy J. Henderson
                                     -------------------------------------------

                                 Its:     General Partner
                                     -------------------------------------------


Dated:  February 13, 2002        Spectrum IV Investment Managers' Fund L.P.

                                 By:   /s/ Randy J. Henderson
                                     -------------------------------------------

                                 Its:     General Partner
                                     -------------------------------------------